FTVIP SAI-1

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SUPPLEMENT DATED JULY 2, 2010

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010

OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Statement of Additional Information (SAI) is amended as follows:

1.         In the section “The Funds – Goals, Additional Strategies and Risks” the first paragraph of the description, “Derivative investments,” for Franklin Strategic Income Securities Fund, on page 7, is amended to read as follows:

Derivative investments. The Fund may invest in various other derivative investments, which may include: stripped mortgage-backed securities (including interest-only or principal-only securities); CMOs, bond/interest rate futures contracts (including U.S. Treasury futures) and options thereon; and interest rate and credit default swaps and options thereon (commonly known as swaptions). The Fund may invest up to 5% of its total assets in inverse floaters.

2.      In the section “Glossary of Investments, Techniques, Strategies and their Risks”, the following changes are made:

a)         The first sentence under “Credit default swaps” on page 41 is amended to read as follows:

The Fund may be a buyer or seller of credit default swaps.

b)         The first and second sentences under “Options on swap agreements (‘swaptions’)” on page 42 are replaced with the following:

i)          Generally, the Fund may purchase and write (sell) both put and call options on swap agreements, commonly knows as swaptions, although currently the Fund only intends to purchase options on interest rate swaps and on credit default swaps. For example, the Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Fund’s risk of a credit rating decline in one or more of the debt securities held by the Fund.

and

ii) The following is added as the second paragraph under the section:

A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows.  In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.  Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.  With respect to the Fund’s purchase of options on credit default swaps, depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the swaption, the value of the underlying credit default swap and therefore the value of the swaption will change.

Please keep this supplement for future reference.